UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2015

Danaher Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-08089	59-1995548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Pennsylvania Ave., N.W., Suite 800W, Washington, D.C.	20037-1701
(Address of Principal Executive Offices)	(Zip Code)

202-828-0850

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

On May 20, 2015, Pall Corporation, a New York corporation (“Pall”), distributed to its associates a document that provided a series of questions and answers (the “FAQs”) regarding the announcement of the pending acquisition of Pall by Danaher Corporation, a Delaware corporation (“Danaher”). A copy of the FAQs is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Frequently Asked Questions for associates of Pall Corporation

ADDITIONAL INFORMATION ABOUT THE MERGER

A meeting of the shareholders of Pall will be announced to obtain shareholder approval of the proposed transaction. Pall intends to file with the SEC a proxy statement and other relevant documents in connection with the proposed transaction. The definitive proxy statement will be sent or given to the shareholders of Pall and will contain important information about the proposed transaction and related matters. PALL’S SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PALL, DANAHER AND THE PROPOSED TRANSACTION. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Pall with the SEC at the SEC’s website at www.sec.gov, at Pall’s website at www.pall.com or by sending a written request to Pall, Attn: Investor Relations, 25 Harbor Park Drive, Port Washington, NY, 11050.

PARTICIPANTS IN THE SOLICITATION

Pall, Danaher and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the shareholders of Pall in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Pall’s shareholders in connection with the proposed transaction, and any interest they have in the proposed transaction, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding Danaher’s directors and executive officers is included in Danaher’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC on February 25, 2015 and the proxy statement for Danaher’s 2015 Annual Meeting of Shareholders, filed with the SEC on March 27, 2015. Additional information regarding Pall’s directors and executive officers is included in Pall’s Annual Report on Form 10-K for the fiscal year ended July 31, 2014, filed with the SEC on September 8, 2014 and the proxy statement for Pall’s 2014 Annual Meeting of Shareholders, filed with the SEC on October 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

By:	/s/ Daniel S. Comas
	Name:	Daniel S. Comas
	Title:	Executive Vice President and
Chief Financial Officer

Dated: May 20, 2015

Exhibit Index

Exhibit No.	Description

99.1	Frequently Asked Questions for associates of Pall Corporation

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